UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1-4. Not applicable.

Section 5. Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Amerigon Incorporated (the “Company”) held on May 10, 2012, shareholders: (1) elected eight director nominees to serve one-year terms; (2) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 13, 2012; and (4) approved an amendment to the Amerigon Incorporated 2011 Equity Incentive Plan for the purposes of (i) increasing the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan by 2,000,000 (from 850,000 to 2,850,000) and (ii) increasing the number of shares of common stock that may be issued pursuant to “full value awards” granted under the plan by 200,000 (from 50,000 to 250,000). The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Francois J. Castaing	20,043,667	3,633,513	2,808,560
Daniel R. Coker	23,329,276	347,904	2,808,560
Sophie Desormiére	23,643,380	33,800	2,808,560
John M. Devine	20,249,867	3,427,313	2,808,560
James D. Donlon, III	23,635,405	41,775	2,808,560
Maurice E.P. Gunderson	23,377,586	299,594	2,808,560
Oscar B. Marx, III	10,862,034	12,815,146	2,808,560
Carlos Mazzorin	23,581,246	95,934	2,808,560

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
25,116,446	1,326,274	43,020

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
23,315,795	330,542	30,843	2,808,560

Proposal 4 – Amendment to Amerigon Incorporated 2011 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
18,777,033	4,868,279	31,868	2,808,560

Sections 6-8. Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011).

10.2	First Amendment to the Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3.8 to the Company’s Annual Report on Form 10-K filed March 15, 2012).

10.3	Second Amendment to the Amerigon Incorporated 2011 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: May 10, 2012

EXHIBIT INDEX

Number	Description

10.1	Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A, filed with the Commission on May 20, 2011).

10.2	First Amendment to the Amerigon Incorporated 2011 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3.8 to the Company’s Annual Report on Form 10-K filed March 15, 2012).

10.3	Second Amendment to the Amerigon Incorporated 2011 Equity Incentive Plan.